UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2008

CF Industries Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

4 Parkway North, Suite 400 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On March 17, 2008, CF Industries Holdings, Inc. issued a press release reporting that it had completed repairs and resumed full production at its joint venture Medicine Hat Complex in Alberta, Canada following the previously reported unplanned outage in one of the two Medicine Hat ammonia plants.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated March 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2008	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 17, 2008